THE ADVISORS' INNER CIRCLE FUND

                              EDGEWOOD GROWTH FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED MARCH 22, 2011
                                     TO THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED MARCH 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


UNDER THE HEADING "PORTFOLIO HOLDINGS" ON PAGE S-31, THE FOLLOWING PARAGRAPH HEREBY REPLACES THE FIFTH PARAGRAPH:


          The Adviser currently has two arrangements to provide Fund portfolio holdings information to third parties prior to the date on which portfolio holdings information is posted on the Fund's web site. These arrangements are with Ayco Company, L.P. and Wells Fargo Bank, N.A., respectively. In each arrangement, the Adviser provides to the respective third party Fund portfolio holdings information as of the end of each calendar quarter, generally within 10 days after the quarter end. The information provided to these third parties, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Fund believes this disclosure serves a legitimate business purpose. No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 EMC-SK-004-0100